UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)  (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

On March 16, 2012, Comerica Incorporated (“Comerica”) made available to its shareholders its 2011 Annual Report, which included a letter to shareholders from Ralph W. Babb, Jr., Comerica’s Chairman and Chief Executive Officer (the “Letter to Shareholders”). The Letter to Shareholders is attached hereto as Exhibit 99.1.

With regard to statements in the Letter to Shareholders that include certain non-GAAP financial measures, the tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Comerica believes this measurement is a meaningful measure of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. Set forth below is a reconciliation of Non-GAAP measures to the comparable GAAP measures in the Letter to Shareholders.

(dollar amounts in millions)
December 31	2011
Tangible Common Equity Ratio:
Total shareholders’ equity	$6,868
Less:
Fixed rate cumulative perpetual preferred stock	—
Common shareholders’ equity	6,868
Less:
Goodwill	635
Other intangible assets	32
Tangible common equity	$6,201
Total assets	$61,008
Less:
Goodwill	635
Other intangible assets	32
Tangible assets	$60,341
Common equity ratio	11.26%
Tangible common equity ratio	10.27

The information in this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Any statements in this filing or in the attached exhibit that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,”

“estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this filing and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica’s credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica’s customers; the implementation of Comerica’s strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica’s ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica’s markets; changes in customer behavior; management’s ability to maintain and expand customer relationships; management’s ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica’s accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this filing, the attached exhibit or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 9.01                                     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1                           Comerica Incorporated 2011 Annual Report Letter to Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

March 16, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Comerica Incorporated 2011 Annual Report Letter to Shareholders.